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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 16, 2002

LODGENET ENTERTAINMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22334 (Commission File Number)	46-0371161 (IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD 57107
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code (605) 988-1000

n/a
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

  99.1
  Power Point presentation posted on the Registrant's website in advance of an earnings telephone conference held October 16, 2002.

Item 9. Regulation FD Disclosure.

        LodgeNet Entertainment Corporation posted a Power Point presentation on its website in advance of an earnings telephone conference held October 16, 2002. A text version of the Power Point presentation is attached as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date: October 16, 2002	By	/s/ SCOTT C. PETERSEN
Scott C. Petersen
	Its	President and Chief Executive Officer

EXHIBIT INDEX

99.1	Power Point presentation posted on the Registrant's website in advance of an earnings telephone conference held October 16, 2002.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX